BRIDGE BUILDER TRUST

Bridge Builder Small/Mid Cap Growth Fund (the “Fund”)

Supplement dated April 27, 2021

to the Summary Prospectus dated October 28, 2020, as supplemented

This supplement provides new and additional information beyond that contained in the

Summary Prospectus and should be read in conjunction with the Summary Prospectus.

Effective April 27, 2021 (the “Effective Date”), Rachel M. Aguirre will no longer serve as a portfolio manager of the portion of the assets of the Fund managed by BlackRock Investment Management, LLC (“BlackRock’s Allocated Portion of the Fund”). Alan Mason, Amy Whitelaw, Jennifer Hsui and Suzanne Henige will each continue to serve as portfolio managers of BlackRock’s Allocated Portion of the Fund.

Accordingly, as of the Effective Date, the table entitled “BlackRock” under the section of the Summary Prospectus entitled “Sub-advisers and Portfolio Managers” is replaced with the following:

Portfolio Managers	Position with BlackRock	Length of Service to the Fund
Alan Mason	Managing Director, Portfolio Manager	Since Inception
Amy Whitelaw	Managing Director, Portfolio Manager	Since October 2019
Jennifer Hsui	Managing Director, Senior Portfolio Manager	Since October 2019
Suzanne Henige	Director, Portfolio Manager	Since May 2020

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE